THE
                                   WALL
                                   STREET
                                   FUND INC.


                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999


                         A diversified mutual fund that
                          invests in common stocks of
                           growth-oriented companies.

                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                          JUNE 30, 1999 - (UNAUDITED)



                                                             MARKET
    SHARES                                                   VALUE
    ------                                                   -----
              COMMON STOCKS - 95.80%
              BIOTECHNOLOGY - 13.71%
    5,000   + Biochem Pharma Inc.                         $   93,594
    1,000   + Centocor Inc.                                   46,656
   10,000   + Chiron Corp.                                   207,187
    8,000   + Corixa Corp.                                   142,250
    8,000   + Genzyme Corp.                                  387,750
    4,000   + Incyte Pharmaceutics Inc.                      105,625
   10,000   + Ligand Pharmaceuticals Inc.- Class B           110,313
   12,500   + Liposome Inc.                                  237,891
   10,000   + Lynx Therapeutics Inc.                         113,750
   15,000   + Martek Biosciences Corp.                       125,625
    2,000   + Sepracor Inc.                                  162,250
    5,000   + Transkaryotic Therapies Inc.                   164,688
   10,000   + Trimeris Inc.                                  145,313
   10,000   + U.S. Bioscience Inc.                            97,500
                                                          ----------
                                                           2,140,392
                                                          ----------

              CONSUMER CYCLICAL - 0.90%
    5,000   + Burlington Industries Inc.                      45,313
    3,600     Mattel, Inc.                                    95,175
                                                          ----------
                                                             140,488
                                                          ----------

              DRUGS - 2.36%
    4,000   + Alza Corp.                                     203,500
    1,500     Pfizer Inc.                                    164,625
                                                          ----------
                                                             368,125
                                                          ----------

              ENERGY - 1.66%
    3,000     Andarko Petroleum Corporation                  110,437
   10,000   + Petroleum Geo- ADR                             148,750
                                                          ----------
                                                             259,187
                                                          ----------

              ENTERTAINMENT - 2.53%
    5,000   + Pixar                                          217,344
    4,000   + Zomax Inc.                                     177,250
                                                          ----------
                                                             394,594
                                                          ----------

              FINANCIAL SERVICES - 2.77%
    3,000   + Allmerica Financial Corp.                      182,437
   10,000   + First Sierra Financial Inc.                    249,375
                                                          ----------
                                                             431,812
                                                          ----------

              FOOD SERVICES - 0.76%
    4,000     Sysco Corp.                                    119,250
                                                          ----------

              HEALTH CARE - 1.15%
    5,000   + First Health Group Corp.                       107,656
    2,000   + Millennium Pharmaceuticals Inc.                 71,938
                                                          ----------
                                                             179,594
                                                          ----------
              INSTRUMENTATION - 1.14%
    5,000     Frequency Electronics Inc.                      41,250
    4,000   + Taiwan Semiconductor Manufacturing Co.-ADR     136,000
                                                          ----------
                                                             177,250
                                                          ----------

              INSURANCE - 0.82%
   10,000   + CCC Information Services Group                 127,500
                                                          ----------




                                                             MARKET
    SHARES                                                   VALUE
    ------                                                   -----

              MACHINERY - 4.16%
   60,000   + Flow Intl. Corp.                            $  648,750
                                                          ----------

              OFFICE EQUIPMENT - 3.35%
    5,000     Compaq Computer Corp. .......                  118,438
    3,000     Dell Computers Corp. ........                  110,906
    3,000   + EMC Corp.                                      165,000
    5,000   + Seagate Technology                             128,125
                                                          ----------
                                                             522,469
                                                          ----------

              PUBLISHING/ VIDEO/ BROADCAST - 2.32%
    4,000     Comcast Corp. - Class A Special                153,750
    7,000   + Infinity Broadcast Corp.                       208,250
                                                          ----------
                                                             362,000
                                                          ----------

              RETAIL - 9.29%
    6,000   + Abercrombie & Fitch Co.                        288,000
    7,000     Home Depot Inc.                                451,062
    6,000   + Office Depot Inc.                              132,375
    4,000   + Polo Ralph Lauren Corp.                         76,000
    4,000     Tiffany & Co.                                  386,000
    4,000     Walgreen Co.                                   117,500
                                                          ----------
                                                           1,450,937
                                                          ----------

              SEMICONDUCTORS - 16.73%
    7,000   + Analog Devices Inc.                            351,312
    4,000     Intel Corp.                                    237,875
    3,000   + Rambus Inc.                                    276,469
    7,500   + RF Micro Devices Inc.                          559,921
    2,000     Texas Instruments Inc.                         290,000
    7,500   + Transwitch Corp.                               355,078
    8,000   + Vitesse Semi-Conductor Corp.                   541,250
                                                          ----------
                                                           2,611,905
                                                          ----------

              SERVICES - 14.42%
    3,000     America Online Inc.                            331,500
    8,166   + At Home Corp.                                  440,709
    5,000   + Cendant Corp.                                  102,500
    6,000     Cintas Corp.                                   402,938
   10,000   + Electronic Processing                          103,125
    5,000   + Lernout & Hauspie Speech                       176,875
    4,000   + Network Solutions                              316,375
   20,000   + Renaissance Worldwide Inc.                     158,749
    5,000   + USWeb Corp.                                    111,094
    2,000   + Waste Management Inc.                          107,500
                                                          ----------
                                                           2,251,365
                                                          ----------

              SOFTWARE - 10.01%
   30,000   + Aremissoft Corp.                               136,875
   10,000   + Avant Corp.                                    125,937
    1,000   + Mindspring Enterprises Inc.                     44,313
    7,000   + New Era of Networks Inc.                       307,344
   70,000   + Object Design Inc.                             270,156
    3,000   + Peoplesoft Inc.                                 51,844
    8,000   + Rational Software Corp.                        263,750
   15,000   + Rogue Wave Software Inc.                       138,750
    2,600   + Verisign Inc.                                  224,250
                                                          ----------
                                                           1,563,219
                                                          ----------


                                                                          Page 1
                       See notes to financial statements.



THE WALL STREET FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)

                                                             MARKET
    SHARES                                                   VALUE
    ------                                                   -----


TELECOMMUNICATIONS - 7.73%
    3,000   + Cisco Systems Inc.                          $  193,219
   10,000   + Leap Wireless Intl. Inc.                       203,125
    4,000   + MCI Worldcom Inc.                              344,125
    4,000   + Nextel Communications Inc.                     200,875
    4,000   + Open Text Corp.                                119,500
    2,500   + Proxin Inc.                                    145,313
                                                          ----------
                                                           1,206,157
                                                          ----------

              TOTAL COMMON STOCKS
              (Cost $9,495,128)                           14,954,994
                                                          ----------


Principal   Market
Amount  Value

              CONVERTIBLE BONDS - 3.74%
 $800,000     Executone Information Systems, 7.50%,
               03/15/2011
               (Cost $348,463)                               584,000
                                                          ----------

              TOTAL INVESTMENTS
               (Cost $9,843,591)             99.54%       15,538,994

              OTHER ASSETS LESS LIABILITIES   0.46%           72,089
                                            -------       ----------

              TOTAL NET ASSETS              100.00%      $15,611,083
                                            =======      ===========

         At June 30, 1999, the cost for federal tax purposes is $9,868,239.
         Gross unrealized appreciation and depreciation of securities are as follows:

              Gross unrealized appreciation              $ 6,054,064

              Gross unrealized depreciation                 (383,310)
                                                         -----------

              Net unrealized appreciation                $ 5,670,754
                                                         ===========
 +       Non-income producing security.



THE WALL STREET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

ASSETS:

Investments in securities, at value
        (cost $9,843,591)  (Note 1) ......................         $ 15,538,994
Cash .....................................................              338,279
Receivables:
        Investment securities sold ..................$    126,455
        Fund shares sold ............................      33,156
        Interest and dividends ......................      20,886
                                                     ------------
                                                                        180,497
Other assets .............................................               20,211
                                                                    -----------
        Total Assets .....................................           16,077,981

LIABILITIES:
Payables:
        Investment advisory fee .....................       7,477
        Investment securities purchased .............     452,467
        Accrued expenses ............................       6,954
                                                     ------------

                Total Liabilities ........................              466,898
                                                                   -------------
                        Net Assets .......................         $ 15,611,083
                                                                   ============

Net Assets Consist of:
        Paid in capital ..................................         $  6,383,831
        Unrealized appreciation on
                investments ..............................            5,695,403
        Accumulated net realized gain
                on investments ...........................            3,610,372
        Accumulated net investment loss ..................              (78,523)
                                                                   ------------
                        Net Assets .......................         $ 15,611,083
                                                                   ============

Net asset value and
        redemption price per share
        ($15,611,083/1,431,232 shares
        outstanding) (Note 4) ............................         $      10.91
                                                                   ============

Maximum offering price per share
        (100/96 of $10.91) ...............................         $      11.36
                                                                   ============


                       See notes to financial statements.

THE WALL STREET FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999
(UNAUDITED)


INVESTMENT INCOME:
Income:
        Dividends ...........................................       $    14,084
        Interest ............................................            39,264
                                                                    -----------
Total income ................................................            53,348
                                                                    -----------

Expenses:
        Investment advisory fees
                (Note 3) ....................................            61,915
        Accounting services (Note 3) ........................            24,417
        Professional fees ...................................            18,818
        Directors fees and expenses .........................            13,694
        Transfer agent fees and
                dividend paying expenses (Note 3) ...........            12,952
        Custodian fees ......................................            10,275
        Miscellaneous .......................................             8,350
        Registration fees ...................................             5,951
        Reports to shareholders .............................             5,060
                                                                    -----------
Total Expenses ..............................................           161,432
        Less:
                Reimbursed expenses (Note 3) ................           (29,561)
                                                                    -----------
                Net expenses ................................          (131,871)
                                                                    -----------
                Net investment loss .........................           (78,523)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
Net realized gains from
        investment transactions .............................         3,630,655
Net decrease in unrealized
        apprecication of investments ........................          (897,527)
                                                                    -----------
Net realized and unrealized gains
        on investments ......................................         2,733,128
                                                                    -----------
Net increase in net assets
        resulting from operations ...........................       $ 2,654,605
                                                                    ===========



THE WALL STREET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                  FOR THE           FOR THE
                                              SIX MONTHS ENDED    YEAR ENDED
                                               JUNE 30, 1999   DECEMBER 31, 1998
                                               -------------   -----------------
                                                (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment loss ........................     $    (78,523)     $   (223,701)
Net realized gains from
        investment transactions ............        3,630,655           428,546
Net increase(decrease) in unrealized
        appreciation of investments ........         (897,527)        4,639,727
                                                 ------------      ------------
Net increase in net assets
        resulting from operations ..........        2,654,605         4,844,572
Distributions to shareholders from:
Net realized gains from
        investment transactions
        ($0.00 and $0.23 per share,
        respectively) ......................                0          (435,983)
Net capital share transactions
        (Note 4) ...........................       (5,362,944)       (1,665,994)
                                                 ------------      ------------
Total increase (decrease) in net assets ....       (2,708,339)        2,742,595

NET ASSETS:
Beginning of period ........................       18,319,422        15,576,827
                                                 ------------      ------------

End of period ..............................     $ 15,611,083      $ 18,319,422
                                                 ============      ============


                       See notes to financial statements.

THE WALL STREET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
         The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary objective of the Fund is growth of capital. To achieve this objective the Fund normally invests in common stocks, which, in the opinion of the investment adviser offer prospects of sustained growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) SECURITIES VALUATIONS - The fair value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. When market quotations are not readily available securities will be valued at fair value as determined in good faith by the Fund's Board of Directors.

(B) FEDERAL INCOME TAXES - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) OTHER - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(2) PURCHASES AND SALES OF SECURITIES:
         Purchases and sales of investment securities, during the six months ended June 30, 1999 aggregated $9,835,763 and $15,060,518, respectively.

(3) INVESTMENT ADVISORY FEES AND OTHER:
         The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,000,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

         For the six months ended June 30, 1999, Wall Street Management Corporation (WSMC) earned investment advisory fees of $61,915 with $29,561 reimbursed to the Fund for expenses.

         The adviser also serves as the Fund's principal underwriter. For the six months ended June 30, 1999, WSMC received $28 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

         The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $37,369 for the six months ended June 30, 1999.

         Morse, Williams & Co., Inc. (MWC), 100% owner of WSMC, performs administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the six months ended June 30, 1999, no remuneration was paid by the Fund to MWC.

(4) CAPITAL STOCK:
         At June 30, 1999 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:


                               FOR THE SIX MONTHS ENDED
                                    JUNE 30, 1999                    1998
                               -------------------------     -----------------------
                                     (UNAUDITED)

                                 SHARES       AMOUNT          SHARES        AMOUNT
                                 ------       ------          ------        ------
Shares sold .............        46,315    $   460,000        322,128    $ 2,443,294
Shares issued for
        reinvestment of
        distribution from
        realized gains ..             0              0         46,364        393,171
Shares redeemed .........      (565,055)    (5,822,944)      (541,316)    (4,502,459)
Net (decrease) ..........      (518,740)   ($5,362,944)      (172,824)   ($1,665,994)

FINANCIAL HIGHLIGHTS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                             Six months Ended               Year Ended December 31,
                                              June 30, 1999       1998            1997            1996
                                              -------------       ----            ----            ----
                                               (Unaudited)

Net asset value, beginning of period .....   $        9.39   $        7.34  $        7.96  $        8.19

Income from investment operations
Net investment income (loss) .............            (.05)           (.11)         (0.08)         (0.06)
Net realized and unrealized gains (losses)
        on investments ...................            1.57            2.39          (0.13)          0.98
Total from investment operations .........            1.52            2.28          (0.21)          0.92

Less distributions
Dividends from net investment income .....            0               0.00           0.00           0.00
Distribution from realized gains
        from security transactions .......            0              (0.23)         (0.41)         (1.15)
Return of capital distribution ...........            0               0.00           0.00           0.00
Total distributions ......................            0              (0.23)         (0.41)         (1.15)

Net asset value, end of period ...........   $       10.91   $        9.39  $        7.34  $        7.96

Total return** ...........................           16.19%          31.40%         (2.37%)        11.45

Ratios/supplemental data
Net assets, end of period (in 000's) .....          15,611          18,319         15,577         15,939
Ratio of expenses to average net assets ..            1.97%*          1.89%          1.82%          1.84%
Ratio of expenses to average net assets,
        net of reimbursement .............            1.61%*          1.89%          1.82%          1.82%
Ratio of net investment income (loss) to
        average net assets ...............           (1.32%)*        (1.33%)        (0.96%)        (0.70%)
Ratio of net investment income (loss)
        to average net assets,
        net of reimbursement .............            (.96%)*        (1.33%)        (0.96%)        (0.68%)
Portfolio turnover rate ..................           60.89%         165.84%        121.12%        142.11%



                                               1995           1994           1993          1992           1991
                                               ----           ----           ----          ----           ----


Net asset value, beginning of period .....   $  7.42     $        8.03  $        7.60  $        7.27  $        5.54

Income from investment operations
Net investment income (loss) .............     (0.03)            (0.02)         (0.02)          0.01           0.03
Net realized and unrealized gains (losses)
        on investments ...................      2.60             (0.38)          1.00           0.54           2.95
Total from investment operations .........      2.57             (0.40)          0.98           0.55           2.98

Less distributions
Dividends from net investment income .....      0.00              0.00           0.00          (0.01)         (0.03)
Distribution from realized gains
        from security transactions .......     (1.80)            (0.21)         (0.55)         (0.21)         (1.21)
Return of capital distribution ...........      0.00              0.00           0.00          (0.01)          (.01)
Total distributions ......................     (1.80)            (0.21)         (0.55)         (0.22)         (1.25)

Net asset value, end of period ...........   $  8.19     $        7.42  $        8.03  $        7.60  $        7.27

Total return** ...........................     36.50%            (4.86%)        13.17           7.61%         54.36%

Ratios/supplemental data
Net assets, end of period (in 000's) .....    14,383         11,080         11,561         11,202         11,032
Ratio of expenses to average net assets ..      2.02%             2.12%          2.04%          2.15%          2.10%
Ratio of expenses to average net assets,
        net of reimbursement .............      1.90%             1.96%          1.96%          1.97%          1.98%
Ratio of net investment income (loss) to
        average net assets ...............     (0.50%)           (0.47%)        (0.31%)        (0.08%)         0.30%
Ratio of net investment income (loss)
        to average net assets,
        net of reimbursement .............     (0.38%)           (0.31%)        (0.23%)         0.09%          0.43%
Portfolio turnover rate ..................    143.27%            89.01%        107.22%        112.47%        159.52%


*Annualized
**These returns do not include the effect of the Fund's sales charge.

PRINCIPAL INVESTMENT CHANGES
For the six months ended June 30, 1999

NEW POSITIONS
Aremissoft Corp., First Sierra Financial Inc., Burlington Industries Inc., Frequency Electronics Inc., Genzyme Surgical Products, Lynx Therapeutics Inc., Mattel Inc., Mindspring Enterprises Inc., Nextel Communication Inc. Cl A, Open Text Corp., Proxim Inc., Sepracor Inc., Sysco Corp., Taiwan Semiconductor Mfg. Co. ADR, U.S. Bioscience Inc., USWEB Corp.


ELIMINATIONS
Apple Computer Inc., Agouron Pharmaceuticals Inc., Altera Corp., Arquile Inc., Ascend Communications Inc., American Satellite Network Inc. Warrants, Best Software, Check Point Software, CMGI Inc., Compuware Corp., Excite Inc., Flexinternational Software Inc., Gilead Sciences Inc., Gene Logic Inc., Halliburton Co., HBO & Co., Human Genome Sciences Inc., Hewlett Packard Co., ISIS Pharmaceuticals, International UNP Holdings Ltd., J.D. Edwards & Co., Labor Ready Inc., Mossimo Inc., Metromedia International Conv. Pfd., Merck & Co., Metro One Telecommunication Inc., Network Associates Inc., Netscape Communications Corp., Ogden Corp., Officemax Inc., Orbital Sciences, Qualcomm Inc., Sterling Commerce, Siebel Systems Inc., Segue Software Inc., Synopsys Inc., Spacehab Inc., Learning Co. Inc., Wavephore Inc., Zygo Corp.

This report is not to be construed as an offering for the sale of The Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.



--------------------------------------------------------------------------------

Dear Stockholders,                                               July 15, 1999

         For the first six months of 1999, your Fund's net asset value per share increased 16.2%. This performance was better than the S&P 500 and the benchmark Russell 2000. Over the past twelve months ending June 30, 1999 your Fund's return was 31.8%. CDA/ Wiesenberger ranked your Fund in the top 6% of all mutual funds for the past year's performance.
         The market's breadth, as reported weekly in Barron's, showed sustained improvement, which may bode well for continued positive developments. But within this generally upward trend, we saw some extremely volatile returns from various stocks and sectors. The Internet sector lost momentum completely during the second quarter, with industry bellwether AOL declining from a high of $175 to a low of $90. The large cap pharmaceuticals also ran into turbulence, with full-blown corrections of 20% or more in such high caliber names as Pfizer. On the other hand, the energy services sector, which had languished so long, advanced as oil prices began what many are seeing as a further inexorable climb towards $25. While these conflicting trends were at times disturbing to individual holders, the overall trend is positive. We had long argued that a market advance driven by an ever-narrowing list of companies was unsustainable at best. A continued broadening of the market, to include smaller companies as well as companies with arguably inexpensive valuations, should in the long run be beneficial to the durability of any advance. We believe that the advance in small to mid-cap names is soundly built, resting on such fundamental strengths as a recognition of the commercial value of many bio-technology developments; a growing acknowledgement that the Y2K issue and the "saturation" of the personal computer market will not derail the advance of software and network innovation; and finally, on superior valuation parameters which see these increasingly high quality names selling at discounts to their growth rates.
         The Lehman Bond Index declined by 0.6% during the first half of the year, as the 30 year Treasury yield climbed from 5.59% to 5.98%. More striking is the change from the October 5th low point of a 4.74% yield to the June 25th high of 6.16%. This increase, which many had feared might knock the props out from under stocks entirely, was driven in part by evidence that the Federal Reserve had adopted a "bias" towards tightening. The quarter point hike in the Fed Funds rate that came at the end of June was accordingly fairly well absorbed by the market. This is not the first time that the Fed has made noises, and let the long end of the market essentially do the tightening on its behalf. This has allowed the Fed to maintain its extraordinarily accommodative overall policy - a policy which, we continue to believe, is driven by concerns over the fragility of the global economy.

         Some of our investors have asked specifically about the global and investment risks stemming from the Y2K issue, and concerns about the state of worldwide, national and even local preparedness. At this point, we believe that the impact may be felt in the following ways: We believe that corporate behavior is to a large extent emulating individual preparedness actions. Some amount of anticipation will affect purchasing decisions as we move through the balance of the year. Overstocking now may lead to inventory dislocations early next year. There is evidence that some companies are currently borrowing more than their existing cash flow needs, the corporate equivalent of taking extra cash out of your bank account in advance of New Year's eve. We do expect that the absolute disruptions will be greater in Third World countries and in Europe than they will be here, and that the disruptions here might approach those of the effects of a sustained blizzard or storm. Because any uncertainties will be of an extremely transitory nature, overt defensive action in a portfolio does not seem to be indicated. As quality growth companies of the class that we own on your behalf are generally impervious to modest economic fluctuations, we believe that the portfolio is already fairly well positioned and many investments will benefit from an eventual shift in corporate spending in favor of new technologies for improved competitiveness in the new century.
         At mid-year, we have a market that has once again offered a double-digit return to investors. The major risks are from the unquantifiable and unpredictable, such as last year's near financial meltdown. Valuation does not support major disappointments from fundamental expectations, as the recent market action in some large cap names demonstrates. The market's struggle is perhaps best framed by this question: Is AOL a bargain, having declined from $175 or inexpensive based on earnings three years out? We believe that the Federal Reserve will remain in a neutral to accommodative stance. We do expect some slowing in year over year earnings growth, but do believe that the earnings growth and inherent value in our portfolio names will be the key to future investment success. As we have stressed before, we believe that the ability to identify unassailable earnings growth in our investment opportunities will be both our greatest challenge and our greatest value that we can add to the management of your irreplaceable assets.

                                                            Sincerely,

                                                            /S/ ROBERT P. MORSE
                                                            -------------------
                                                            Robert P. Morse
                                                            President

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DIRECTORS
Clifton H.W. Maloney
Edward J. McCann
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Laurence R. Golding, Vice President
Michael R. Linburn, Vice President
Jian H. Wang, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT
AMERICAN DATA SERVICES
150 Motor Parkway
Hauppauge, New York 11788


INDEPENDENT ACCOUNTANTS
McGLADREY & PULLEN, LLP
555 Fith Avenue
New York, New York 10017



                           THE WALL STREET FUND, INC.
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